                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Short-Term Municipal Bond Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Funds purchasing bonds face the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C, Investment and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all the periods shown for Class A, Class B and Institutional Class and for the 3-year, 5-year and 10-year of class periods shown for the Investment Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class. A portion of the fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C for the periods prior to their inception on February 28, 2003 and Investment Class shares on December 3, 1997 are derived from the historical performance of Institutional Class shares of Scudder Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.97%	2.35%	3.43%	4.09%
Class B	1.23%	1.60%	2.67%	3.32%
Class C	1.13%	1.56%	2.64%	3.31%
Investment Class	2.25%	2.56%	3.52%	4.22%
Institutional Class	2.22%	2.63%	3.70%	4.36%
Lehman Brothers 1-Year G.O. Bond Index+	1.28%	1.69%	2.97%	3.67%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 10/31/05	$ 10.28	$ 10.28	$ 10.27	$ 10.28	$ 10.28
10/31/04	$ 10.33	$ 10.33	$ 10.33	$ 10.33	$ 10.33
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .25	$ .18	$ .18	$ .27	$ .28
October Income Dividend	$ .0223	$ .0151	$ .0150	$ .0230	$ .0244
SEC 30-day Yield as of 10/31/05++	3.35%	2.57%	2.54%	3.46%	3.67%
Current Annualized Distribution Rate as of 10/31/05++	2.55%	1.73%	1.72%	2.63%	2.79%
Tax Equivalent Distribution Rate as of 10/31/05++	3.93%	2.66%	2.65%	4.04%	4.29%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.20%, 2.53% and 3.52% for Class A, B and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 2.40%, 1.69% and 2.64% for Class A, B and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate. Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Growth of an Assumed $1,000,000 Investment
[] Scudder Short-Term Municipal Bond Fund — Institutional Class [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,022,200	$1,080,800	$1,199,400	$1,532,200
	Average annual total return	2.22%	2.63%	3.70%	4.36%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $1,000,000	$1,012,800	$1,051,600	$1,157,300	$1,434,600
	Average annual total return	1.28%	1.69%	2.97%	3.67%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, are backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 10/31/05
Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,225	$10,789	$11,889	$15,119
	Average annual total return	2.25%	2.56%	3.52%	4.22%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,128	$10,516	$11,573	$14,346
	Average annual total return	1.28%	1.69%	2.97%	3.67%

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,993	$10,506	$11,600	$14,635
	Average annual total return	-.07%	1.66%	3.01%	3.88%
Class B	Growth of $10,000	$9,824	$10,288	$11,306	$13,860
	Average annual total return	-1.76%	.95%	2.48%	3.32%
Class C	Growth of $10,000	$10,113	$10,476	$11,394	$13,846
	Average annual total return	1.13%	1.56%	2.64%	3.31%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,128	$10,516	$11,573	$14,346
	Average annual total return	1.28%	1.69%	2.97%	3.67%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Institutional Class Lipper Rankings — Short Municipal Debt Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	62	7
3-Year	2	of	47	5
5-Year	2	of	39	5
10-Year	2	of	24	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class. A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of the Scudder Short-Term Municipal Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder Short-Term Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	2.01%	2.45%	3.53%	4.19%
Lehman Brothers 1-Year G.O. Bond Index+	1.28%	1.69%	2.97%	3.67%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/05	$ 10.27
2/28/05 (commencement of operations for Class S shares)	$ 10.30
Distribution Information: Eight Months: Income Dividends as of 10/31/05	$ .18
October Income Dividend	$ .0237
SEC 30-day Yield as of 10/31/05++	3.51%
Current Annualized Distribution Rate as of 10/31/05++	2.72%
Tax Equivalent Distribution Rate as of 10/31/05++	4.18%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.46% for Class S shares, had certain expenses not been reduced. In addition, the current annualized distribution rate would have been 2.67% for Class S shares, had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate. Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Growth of an Assumed $10,000 Investment
[] Scudder Short-Term Municipal Bond Fund — Class S [] Lehman Brothers 1-Year G.O. Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Short-Term Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,201	$10,752	$11,893	$15,073
	Average annual total return	2.01%	2.45%	3.53%	4.19%
Lehman Brothers 1-Year G.O. Bond Index+	Growth of $10,000	$10,128	$10,516	$11,573	$14,346
	Average annual total return	1.28%	1.69%	2.97%	3.67%

The growth of $10,000 is cumulative.

+ The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class B, Class S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transactions costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,011.70	$ 1,009.00	$ 1,008.00	$ 1,013.40	$ 1,012.40	$ 1,013.90
Expenses Paid per $1,000*	$ 4.06	$ 7.90	$ 7.90	$ 3.35	$ 3.60	$ 2.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,021.17	$ 1,017.34	$ 1,017.34	$ 1,021.88	$ 1,021.63	$ 1,022.43
Expenses Paid per $1,000*	$ 4.08	$ 7.93	$ 7.93	$ 3.36	$ 3.62	$ 2.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class S	Institutional Class
Scudder Short-Term Municipal Bond Fund	.80%	1.56%	1.56%	.66%	.71%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Short-Term Municipal Bond Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Scudder Short-Term Municipal Bond Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the funds in 2003.

Over 28 years of investment industry experience.

BA, University of Massachusetts; MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the funds in 2003.

Over 18 years of investment industry experience.

BA, Duke University.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the funds in 2003.

Over 8 years of investment industry experience.

BA, Taylor University.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers for Scudder Short-Term Municipal Bond Fund. Shelly Deitert is a portfolio manager for the fund. In the following interview, the municipal bond management team discusses the fund's strategy and the market environment during the annual period ended October 31, 2005.

Q:  Will you describe the performance of the municipal bond market during the annual period ended October 31, 2005?

A:  Returns for the municipal bond market, as well as for the overall bond market, were modest but positive over the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 2.54% for the 12-month period ended October 31, 2005.1 Within the municipal market, shorter-term issues significantly underperformed, as reflected in the 1.28% return for the Lehman Brothers 1-year General Obligation Bond Index.2 The broad taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 1.13% for the same period.3

1 The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, total-return index comprising more than 35,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.

2 The Lehman Brothers 1-Year General Obligation Bond Index is an unmanaged index including bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $75 million, having an amount outstanding of at least $7 million, a maturity of one to two years, backed by the full faith and credit of an issuer with taxing power, and issued after December 31, 1990.

3 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The US Federal Reserve Board (the Fed) continued to gradually increase short-term interest rates as it moved toward a more-neutral monetary policy. Over the period, the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — was raised eight times by 0.25% to its current level of 3.75%. While there have been some signs of upward pressure on inflation, the markets generally displayed confidence in the course of tightening pursued by the Fed; yields and prices on longer-term bonds were relatively stable. However, yields on shorter-term issues, which are more directly impacted by Fed interest rate changes, generally rose. This had a corresponding negative impact on their prices. (Rising interest rates generally cause the prices of previously issued bonds in the market to fall, as their yields become less attractive relative to current levels.)

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For the period, the supply of municipal issues coming to market remained heavy, driven in large part by refunding as issuers sought to take advantage of historically low interest rates. In fact, through the end of October, municipal issuance in 2005 was on pace to exceed the record for any calendar year. On the demand side, interest from retail investors was soft early in the period because of concerns about the potential for a rise in interest rate levels (and decline in bond prices), but strengthened as rates rose. Institutions such as insurance companies and hedge funds continued to support the market, while mutual fund flows have also been positive, although strongly focused on high-yield vehicles.

The municipal bond yield curve continued to flatten during the period.4 The two-year bond yield increased from 1.93% to 3.10%, while the 30-year yield remained essentially

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal bond yield curve (as of 10/31/04 and 10/31/05)

Maturity

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any Scudder product.

unchanged, falling by a single basis point to 4.59% from 4.60%, resulting in a total flattening of 1.18 percentage points. (See the graph above for municipal bond yield changes from the beginning to the end of the period.)

Q:  How did Scudder Short-Term Municipal Bond Fund perform for the annual period ended October 31, 2005?

A:  Scudder Short-Term Municipal Bond Fund Class A shares posted strong relative results in the period, outperforming its benchmark and average Lipper peer. The fund returned 1.97% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results), compared with a return of 1.28% for its benchmark, the unmanaged Lehman Brothers 1-year General Obligation Bond Index. The fund also outpaced its average peer group in the Lipper Short Municipal Debt Funds category, which gained 1.06%.5 (Please see pages 3 through 9 for the performance of other share classes and more complete performance information.)

5 The Lipper Short Municipal Debt Funds category comprises funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Short Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average was 1.06% (62 funds), 2.80% (39 funds) and 3.40% (24 funds), respectively, as of October 31, 2005. It is not possible to invest directly into a Lipper category.

Q:  How was the fund positioned, and how did this positioning contribute to performance?

A:  The primary driver of the fund's performance over the period was our yield curve positioning. As the municipal yield curve flattened, yields rose and prices fell most significantly among issues in the two- to five-year range of maturities. In anticipation of this flattening, we had "barbelled" the fund's portfolio. In a barbell strategy, the portfolio is more heavily weighted at the shorter and longer ends of the yield curve, with less invested in the middle maturities. Over the period, we implemented heavy weightings of both very short-term, very stable instruments and bonds in the 10-year maturity range. This positioning helped performance. While we focus strongly on the fund's positioning along the yield curve, we seek to maintain a neutral stance with respect to the fund's overall duration and interest rate sensitivity versus its benchmark.6

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 1-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall 1 percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a 1-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Municipalities continued to take advantage of low interest rates by prerefunding existing issues. When an issue is prerefunded, a new bond is issued and the proceeds are invested in US Treasury securities pending retirement of the original issue. This results in a higher quality bond, and the fund was well-positioned to benefit from the resulting price improvements. The fund's quality profile continues to be conservative in an environment of narrow credit spreads.

While the fund has maintained a conservative posture with respect to credit quality, we employ intensive research in order to identify specific opportunities to pick up yield. Performance has benefited from holdings of high-quality, higher-yielding single family housing bonds with relatively long final maturities but much shorter average lives that make them suitable for the fund. We also purchased a significant position in a large issuance of one-year tax and revenue anticipation notes we felt carried an especially attractive yield given the short duration and low level of credit risk. On the downside, while we minimized exposure to bonds in the two- to five-year maturity range, we did not completely avoid this lagging segment of the market.

The municipal yield curve has experienced a significant flattening over the last 12 months. However, we believe that the barbelled positioning we have recently favored, with concentrations in both very short-term instruments and securities in the 10-year maturity range, remained attractive as we entered a new fiscal period. We will continue to evaluate the municipal yield curve on a daily basis in seeking to identify the most promising total return opportunities for the fund. Overall, we believe that tax-free bonds are fairly valued on an after-tax basis versus US Treasuries and other taxable bonds with similar maturities. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation	10/31/05	10/31/04

Revenue Bonds	55%	69%
ETM/Prerefunded	20%	11%
General Obligation Bonds	13%	12%
Lease Obligations	12%	8%
	100%	100%
Quality	10/31/05	10/31/04

AAA*	64%	65%
AA	12%	13%
A	12%	7%
BBB	2%	3%
Not Rated	10%	12%
	100%	100%

* Includes cash equivalents

Effective Maturity	10/31/05	10/31/04

0 < 5 years	88%	87%
5 < 10 years	11%	12%
10 < 15 years	1%	1%
	100%	100%
Top Five State Allocations	10/31/05	10/31/04

Texas	12%	4%
New York	8%	7%
Pennsylvania	8%	6%
California	6%	10%
Illinois	6%	5%

Asset allocation, quality, effective maturity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 95.4%
Alabama 0.5%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, The Club Apartments, Series I, AMT, ETM, 5.65%, 6/1/2008	1,875,000	1,958,962
Alabama, Senior Care Revenue, Special Care Finance Authority, ETM, 5.0%, 11/1/2005	335,000	335,000
Auburn, AL, General Obligation, 144A, 4.85%, 11/1/2011	680,393	681,883
Auburn, AL, Industrial Development Board Revenue, Auburn Hotel Ltd. Project:
Series A, AMT, 8.25%, 12/1/2009	95,000	98,228
Series A, AMT, 8.5%, 12/1/2011	60,000	62,051
Series A, AMT, 8.5%, 12/1/2013	500,000	517,090
Series A, AMT, 8.75%, 12/1/2015	25,000	25,860
		3,679,074
Alaska 0.3%
Palmer, AK, Hospital & Health Care Revenue, Valley Hospital Association, 5.0%, 12/1/2008 (a)	1,840,000	1,885,614
American Samoa 0.1%
Territory of American Samoa, General Obligation, 6.0%, 9/1/2007 (a)	780,000	813,540
Arizona 3.3%
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (a)	505,000	532,300
Maricopa County, AZ, Industrial Development Authority, Single Family Mortgage Revenue, Series 2B, AMT, 5.55%, 3/1/2028	240,000	246,463
Phoenix, AZ, Multi-Family Housing Revenue, Industrial Development Authority, AMT, 5.625%, 7/1/2013 (a)	125,000	128,838
Pima County, AZ, Higher Education Revenue, Industrial Development Authority, Series A, 5.0%, 5/1/2013 (a)	2,745,000	2,864,737
Snowflake, AZ, Sales & Special Tax Revenue, 4.0%, 7/1/2013	630,000	611,724
Tucson, AZ, Multi-Family Housing Revenue, Industrial Development Authority, Series A, 2.71%*, 1/15/2032	17,950,000	17,950,000
		22,334,062
Arkansas 1.7%
Arkansas, Development Finance Authority, Single Family Mortgage Revenue, Series A, 8.0%, 8/15/2011	100,000	100,266
Chicot County, AR, Sales & Special Tax Revenue, Sales & Use Tax, 4.15%, 7/1/2026 (a)	750,000	734,557
Little Rock, AR, Residential Housing & Public Facility Board, Series B, Zero Coupon, 7/15/2011	90,000	60,466
Malvern, AR, Sales & Special Tax Revenue:
3.375%, 9/1/2013 (a)	85,000	85,032
3.625%, 9/1/2012 (a)	250,000	247,705
Rogers, AR, Sales & Special Tax Revenue, Series A, 4.125%, 9/1/2023 (a)	10,240,000	10,273,587
Springdale, AR, Residential Housing & Healthcare Facility Board, Series A, 7.65%, 9/1/2011	21,230	21,911
		11,523,524
California 5.7%
Abag, CA, Finance Authority for Nonprofit Corp., American Baptist Homes, Series A, 5.5%, 10/1/2007	100,000	102,765
California, Higher Education Revenue, Public Works Board High Technology, Series A, 7.75%, 8/1/2006	20,000	20,569
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 6.75%, 3/1/2029	75,000	75,857
California, State General Obligation:
4.25%, 11/1/2006	250,000	252,780
4.55%, 12/1/2006	200,000	202,510
5.0%, 12/1/2005	3,840,000	3,846,720
5.0%, 6/1/2006	1,500,000	1,516,905
5.25%, 3/1/2007	575,000	590,485
6.0%, 10/1/2006	100,000	102,584
6.25%, 6/1/2006	415,000	422,603
6.3%, 9/1/2006	100,000	102,600
6.3%, 10/1/2006	620,000	637,633
6.5%, 9/1/2006	200,000	205,526
6.5%, 2/1/2007	500,000	520,140
6.75%, 6/1/2006	2,000,000	2,042,380
6.75%, 4/1/2007	500,000	524,410
7.0%, 4/1/2006	335,000	340,471
7.0%, 10/1/2006	1,325,000	1,370,871
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series D, 4.0%, 12/1/2006	1,975,000	1,992,538
Series A, 5.25%, 1/1/2007 (a)	3,000,000	3,069,870
California, Water Resource Development, Series Q, 5.1%, 3/1/2008	170,000	170,289
California Statewide, Communities Development Authority Revenue, Kaiser Permanente, Series G, 2.3%, 4/1/2034	4,000,000	3,921,600
California Statewide, Communities Development Authority, Multi-Family Housing Revenue:
4.5%, 1/1/2006 (a) (b)	30,000	29,935
AMT, 4.7%, 10/15/2012	1,130,000	1,165,403
California Statewide, Communities Development Authority, Multi-Family Housing Revenue, Citrus Gardens Apartments Project, 4.25%, 7/1/2012	375,000	376,714
Carlsbad, CA, Multi-Family Housing Revenue, Series A, AMT, 3.7%, 2/1/2013, The Provident Bank (c)	640,000	637,197
Delta Counties, CA, Home Mortgage Finance Authority, Single Family Mortgage Revenue, Pacific Mortgage Backed Securities, Series A, AMT, 6.7%, 6/1/2024 (a)	45,000	45,220
Los Angeles, CA, Public Facilities Corp., ETM, 5.4%, 8/1/2007	55,000	56,289
Placer County, CA, Water Agency, Middle Fork Project, 3.75%, 7/1/2012	250,000	249,522
San Diego, CA, Housing Authority Multi-Family Housing Revenue, Hollywood Palms Apartments, Series C, AMT, 5.1%, 11/1/2013	1,070,000	1,087,366
San Diego, CA, Sales & Special Tax Revenue, Regional Transmission Community Sales, Series A, ETM, 6.0%, 4/1/2008	1,280,000	1,339,174
San Joaquin County, CA, Certificates of Participation, General Hospital Project, 5.25%, 9/1/2014 (a)	2,475,000	2,647,161
Simi Valley, CA, Multi-Family Housing Revenue, Meadowood Village Apartments, 5.4%, 2/1/2026	700,000	716,352
Southern CA, Metropolitan Water District, Water Works Revenue, Series C, Prerefunded, 5.0%, 7/1/2027	6,330,000	6,476,413
Taft, CA, Core City General Obligation Lease, Public Funding Authority, Series A, 5.95%, 1/1/2011	1,750,000	1,811,932
		38,670,784
Colorado 3.7%
Adams County, CO, Multi-Family Housing Revenue, Series A, 2.73%*, 1/15/2014	6,250,000	6,250,000
Arvada, CO, Industrial Development Authority, Wanco, Inc. Project, AMT:
144A, 5.6%, 12/1/2012, US Bank (c)	245,000	249,964
144A, 5.8%, 12/1/2017, US Bank (c)	355,000	361,063
Aurora, CO, Industrial Development Revenue, Series A, 5.375%, 12/1/2011	365,000	365,183
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	20,000	20,156
Central Platte Valley, CO, Core City, General Obligation, Metropolitan District, Series A, 5.0%, 12/1/2031, US Bank NA (c)	1,750,000	1,826,125
Colorado, Housing & Finance Authority, Multi-Family Housing Program, Series C, AMT, 3.95%, 10/1/2008	800,000	807,576
Colorado, Housing & Finance Authority, Single Family Housing Revenue, Series B, 4.875%, 4/1/2007	20,000	20,096
Colorado, Housing Finance Authority, Single Family Program, Series B-2, AMT, 6.4%, 11/1/2024	120,000	122,402
Colorado, Single Family Housing Revenue, Housing & Finance Authority, Series A-2, AMT, 7.25%, 5/1/2027	210,000	213,560
Colorado, Single Family Housing Revenue, Housing & Finance Authority, AMT:
5.0%, 5/1/2032 (a)	2,370,000	2,414,817
5.2%, 12/1/2005	725,000	726,037
Colorado, Sports, Expo & Entertainment Revenue:
Series A, 5.625%, 12/15/2016 (a)	500,000	533,735
Series B, 5.625%, 12/15/2016 (a)	1,250,000	1,334,337
Colorado, Transportation/Tolls Revenue, Public Highway Authority, Series C, 4.9%, 9/1/2010 (a)	4,500,000	4,661,235
Denver, CO, City and County, Single Family Mortgage Revenue, AMT, Zero Coupon, 8/1/2029	7,980,000	1,967,629
El Paso County, CO, Public Housing Revenue, Series A, AMT, 4.1%, 12/20/2012	600,000	601,710
Garfield Pitkin & Eagle Counties, CO, General Obligation, School District No. RE-1, Series A, 5.0%, 12/15/2015 (a)	1,000,000	1,072,280
Pueblo County, CO, Certificates of Participation, 6.25%, 12/1/2010	1,290,000	1,368,419
		24,916,324
Connecticut 3.0%
Connecticut, Sales & Special Tax Revenue, Series B, 5.5%, 10/1/2013 (a)	5,160,000	5,326,101
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe, Series A, Prerefunded, 144A, 6.4%, 9/1/2011	9,085,000	9,609,931
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, AMT, 4.75%, 12/1/2028	5,125,000	5,243,490
		20,179,522
Delaware 0.4%
Delaware, State Economic Development Authority Revenue, Delmarva Power & Light Co., AMT, 5.65%, 7/1/2028	825,000	871,126
Delaware, State Health Facilities Authority Revenue, Medical Center of Delaware, Series B, Prerefunded, 6.5%, 10/1/2013 (a)	1,875,000	1,941,244
Delaware, State Housing Authority Revenue, Single Family Mortgage, Series A, AMT, 5.3%, 1/1/2026 (a)	75,000	75,209
		2,887,579
District of Columbia 1.5%
District of Columbia, Higher Education Revenue, 5.75%, 10/1/2016 (a)	5,985,000	6,175,622
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Rockburne Estates, AMT, 5.2%, 2/20/2009	200,000	204,486
District of Columbia, Housing Finance Agency, Multi-Family Housing Revenue, Stanton Glenn Apartments, AMT, 5.6%, 11/1/2010	865,000	901,797
District of Columbia, Sales & Special Tax Revenue, Convention Center Authority, 5.25%, 10/1/2014 (a)	2,500,000	2,640,325
		9,922,230
Florida 3.2%
Brevard County, FL, Housing Finance Authority, Homeowner Mortgage Revenue, Series B, 6.5%, 9/1/2022	212,000	214,228
Brevard County, FL, Multi-Family Housing Revenue, Series A, 6.9%, 2/1/2027	2,540,000	2,582,774
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded, 6.875%, 9/1/2008	110,000	113,170
Dade County, FL, Port Authority Revenue, Series C, Prerefunded, 5.5%, 10/1/2007	40,000	40,721
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	140,000	148,522
Florida, Board of Public Education, ETM, 6.2%, 5/1/2006	500,000	501,330
Florida, Department of Environmental Protection Preservation Revenue, Series A, 5.75%, 7/1/2012 (a)	7,050,000	7,777,489
Florida, Housing Finance Agency, Multi-Family Housing Revenue, 5.5%, 11/1/2005, First Nationwide Bank (c)	150,000	150,000
Orange County, FL, Housing Finance Authority, Multi-Family Revenue, Sun Lake Apartments Project, Series B, 5.375%, 11/1/2025	305,000	305,000
Pinellas County, FL, Single Family Housing Revenue, Housing Authority, 4.6%, 12/1/2010 (a)	7,580,000	7,853,107
Tampa, FL, Allegany Health System Revenue, St. Mary's, ETM, 5.75%, 12/1/2007 (a)	1,885,000	1,922,191
		21,608,532
Georgia 4.9%
Atlanta, GA, Urban Residential Finance Authority, Multi-Family Revenue, Shamrock Gardens Apartments Project, AMT, 5.1%, 10/1/2014	350,000	361,120
Augusta-Richmond County, GA, Coliseum Revenue Authority, ETM, 6.3%, 2/1/2010	205,000	216,863
Canton, GA, Multi-Family Housing Authority, Canterbury Ridge Apartments Project, AMT, 4.9%, 3/1/2008	205,000	210,746
Chatham County, GA, Hospital & Healthcare Revenue, 5.25%, 1/1/2016 (a)	250,000	259,588
Clayton County, GA, Multi-Family Housing Revenue, 2.71%*, 7/1/2032	5,900,000	5,900,000
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Oakley Run Apartments Project, 4.75%, 3/1/2032	2,860,000	2,877,246
De Kalb County, GA, Housing Authority, Multi-Family Revenue, Park Briarcliff Apartments, Series A, 4.55%, 12/1/2028	250,000	255,970
Decatur, GA, Industrial Development Revenue, Downtown Development Authority, 5.15%, 11/1/2008	2,175,000	2,193,400
Douglas County, GA, Housing Authority, Multi-Family Housing Revenue, Millwood Park Apartments, AMT, 5.1%, 1/1/2009	215,000	219,040
Georgia, Municipal Electric Authority, Power Revenue, Series V, 6.4%, 1/1/2007	1,605,000	1,661,576
Roswell, GA, Housing Authority, Multi-Family Revenue, Housing Chambrel Roswell, 2.71%*, 11/15/2032	19,080,000	19,080,000
		33,235,549
Hawaii 0.2%
Hawaii, State Housing Finance & Development Corp., Single Family Mortgage Revenue, Series A, AMT, 5.2%, 7/1/2012	1,290,000	1,294,141
Idaho 0.7%
Bingham County, ID, Industrial Development Revenue, Industrial Development Corporation Idaho Supreme Potatoes, Inc., AMT:
144A, 5.15%, 11/1/2005, First Security Bank (c)	265,000	265,000
144A, 5.2%, 11/1/2006, First Security Bank (c)	290,000	290,371
144A, 5.3%, 11/1/2007, First Security Bank (c)	305,000	305,363
144A, 5.4%, 11/1/2008, First Security Bank (c)	325,000	325,367
144A, 5.5%, 11/1/2009, First Security Bank (c)	355,000	355,394
144A, 5.6%, 11/1/2010, First Security Bank (c)	80,000	80,086
144A, 5.7%, 11/1/2011, First Security Bank (c)	85,000	85,088
144A, 5.8%, 11/1/2012, First Security Bank (c)	90,000	90,088
Idaho, Housing Agency, Single Family Mortgage, AMT:
Series G-2, 5.75%, 1/1/2014	55,000	56,212
Series E, 5.95%, 7/1/2020	150,000	150,573
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT:
5.1%, 7/1/2023	295,000	298,705
5.15%, 7/1/2023	930,000	952,534
5.4%, 7/1/2021	210,000	217,514
5.95%, 7/1/2019	880,000	913,598
Idaho, Housing Agency, Single Family Mortgage, Class III, AMT, Sub Series H-2:
5.1%, 7/1/2020	210,000	210,598
5.85%, 1/1/2014	225,000	226,969
Idaho Falls, ID, Electric Revenue, ETM, 10.25%, 4/1/2006	70,000	72,083
		4,895,543
Illinois 5.5%
Chicago, IL, Core City General Obligation, Tax Increment, Series A, 6.25%, 11/15/2013 (a)	500,000	549,635
Chicago, IL, Single Family Mortgage Revenue, AMT, 6.3%, 9/1/2029	430,000	443,584
Chicago, IL, Transportation/Tolls Revenue, Skyway Toll Bridge, 5.375%, 1/1/2016 (a)	3,320,000	3,469,201
Elgin, IL, Core City General Obligation, 6.0%, 1/1/2013	1,000,000	1,096,700
Huntley, IL, Project Revenue, Installment Contract, 5.85%, 12/1/2015	1,370,000	1,465,461
Huntley, IL, Sales & Special Tax Revenue:
Series A, 6.45%, 3/1/2028	6,041,000	6,391,680
7.75%, 3/1/2028	5,508,000	5,984,332
7.75%, 3/1/2029	4,639,000	5,144,558
Illinois, Development Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke, Series B, 3.05%, 2/1/2033 (a)	600,000	593,700
Illinois, Development Finance Authority, Midwestern University, Series B, 4.625%, 5/15/2006	540,000	543,424
Illinois, Health Facilities Authority Revenue, 5.25%, 11/15/2013 (a)	1,000,000	1,056,350
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	1,655,000	1,677,375
Illinois, Health Facilities Revenue Authority, Ravenswood Hospital Medical Center Project, ETM, 7.25%, 8/1/2006	30,000	30,930
Illinois, Industrial Development Finance Authority, Rayner & Rinn-Scott Project, AMT, 6.35%, 6/1/2015, Harris Trust & Savings Bank (c)	195,000	206,747
Illinois, Tolls Highway Authority, Prerefunded, 6.75%, 1/1/2010	87,000	88,555
Illinois, Unemployment Insurance Funding Building Receipts Revenue, Series A, 5.0%, 12/15/2007 (a)	5,000,000	5,176,500
McCook, IL, Hospital & Healthcare Revenue, British Home Project, 4.25%, 12/1/2014, LaSalle Bank NA (c)	775,000	771,474
Normal, IL, Multi-Family Housing Revenue, AMT, 3.75%, 12/1/2013	1,650,000	1,614,558
Urbana, IL, Residential Mortgage Revenue, ETM, 7.3%, 9/1/2006	1,115,000	1,130,565
		37,435,329
Indiana 1.3%
Indiana, Health Facilities Funding Authority, Series A, ETM, 5.75%, 9/1/2015	2,930,000	2,989,245
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014	1,000,000	1,000,670
Indianapolis, IN, Local Public Improvement, ETM, 7.9%, 2/1/2007	235,000	236,466
Jasper, IN, Hospital & Healthcare Revenue, Hospital Authority Facility, 3.4%, 11/1/2007 (a)	760,000	760,935
Lawrence, IN, Multi-Family Housing Revenue, Pinnacle Apartments Project, AMT, 5.15%, 6/1/2024	2,965,000	3,031,475
Tipton, IN, School District General Obligation, School Building Corp., 5.55%, 7/15/2012 (a)	335,000	363,612
Wells County, IN, Hospital Authority Revenue, ETM, 7.25%, 4/1/2009	190,000	197,621
		8,580,024
Kansas 1.9%
Kansas, State Development Finance Authority, Multi-Family Revenue, Four Seasons Apartments Project, AMT:
5.3%, 10/1/2007, Mercantile Bank (c)	70,000	70,416
5.6%, 10/1/2019, Mercantile Bank (c)	780,000	787,909
Kansas City, KS, Multi-Family, Rainbow Heights Apartments, 4.95%, 12/1/2007	970,000	978,061
Lenexa, KS, Multi-Family Housing Revenue, Series A, 2.71%*, 2/1/2023	7,970,000	7,970,000
Shawnee, KS, Multi-Family Housing Revenue, Prairie Lakes Apartments, AMT, 4.35%, 2/1/2013	1,270,000	1,274,077
Wellington, KS, Water & Sewer Revenue, Electric Waterworks and Sewer, Utility System, 7.05%, 5/1/2006 (a)	280,000	285,507
Wichita, KS, Hospital Revenue, ETM, 7.0%, 3/1/2006	95,000	95,321
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax-1st Lien Area, Series B, 3.75%, 12/1/2012, Citibank NA (c)	1,590,000	1,597,139
		13,058,430
Kentucky 1.1%
Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	4,000,000	4,024,360
Kentucky, Housing Corp. Revenue, Series G, AMT, 5.0%, 7/1/2030	3,220,000	3,332,185
Kentucky, Multi-Family Housing Revenue, Section Eight Assisted Programs, 5.4%, 1/1/2009 (a)	10,000	10,014
Kentucky, Turnpike Authority, Prerefunded, 5.5%, 7/1/2007	80,000	81,159
Louisville, KY, Multi-Family Housing Revenue, 5.15%, 7/1/2009	50,000	51,227
		7,498,945
Louisiana 0.3%
Jefferson, LA, Hospital & Healthcare Revenue, Hospital Service, Subject to Crossover, 5.25%, 12/1/2015 (a)	1,000,000	1,001,650
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	180,000	195,493
Orleans, LA, Water & Sewer Revenue, Levee District, 5.95%, 11/1/2015 (a)	625,000	644,475
		1,841,618
Maine 1.1%
Maine, Finance Revenue Authority, Electronic Rate Stabilization, AMT, 5.2%, 7/1/2018 (a)	1,005,000	1,005,834
Maine, Municipal Board Bank:
Series E, 5.7%, 11/1/2016 (a)	3,135,000	3,278,489
Series B, 5.85%, 11/1/2013 (a)	3,125,000	3,272,344
		7,556,667
Maryland 0.6%
Maryland, State Community Development Administration, Department of Housing & Community Development, Series E, AMT, 5.5%, 3/1/2032	2,500,000	2,656,625
Prince Georges County, MD, Housing Authority, Single Family Mortgage Revenue:
Series A, AMT, 3.9%, 8/20/2012	440,000	434,416
Series A, AMT, 5.6%, 12/1/2034	255,000	257,807
Series A, AMT, 7.0%, 8/1/2033	420,000	421,529
Series A, AMT, 7.4%, 8/1/2032	410,000	413,797
		4,184,174
Massachusetts 1.3%
Lynn, MA, Water & Sewer Commission Generated Revenue, Series A, Prefunded, 5.125%, 12/1/2017 (a)	3,000,000	3,148,950
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.25%, 7/1/2014 (a)	1,385,000	1,432,686
Massachusetts, Development Finance Agency, Curry College, Series A, 4.6%, 3/1/2009 (a)	100,000	102,563
Massachusetts, Development Finance Agency, Northern Berkshire Community College, Series A:
5.75%, 8/15/2008 (a)	400,000	421,568
5.75%, 8/15/2009 (a)	400,000	427,112
5.75%, 8/15/2010 (a)	450,000	482,422
Massachusetts, Higher Education Revenue, Curry College, Series A, 3.875%, 3/1/2015 (a)	655,000	636,405
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue, Series A, 5.0%, 8/15/2012 (a)	2,000,000	2,149,500
		8,801,206
Michigan 1.2%
Detroit, MI, Water Supply System, ETM, 6.25%, 7/1/2012 (a)	185,000	203,522
Michigan, Higher Education Revenue, Higher Education Student Loan Authority, Series XVII-I, AMT, 2.95%, 3/1/2008 (a)	1,000,000	984,010
Michigan, Hospital Finance Authority Revenue, Ascension Health, Series A, 5.0%, 5/1/2012	1,500,000	1,584,855
Michigan, Housing Development Authority, Multi-Family Revenue, Courtyards of Taylor, Series A, 2.71%*, 8/15/2032	4,155,000	4,155,000
Michigan, Strategic Fund, Limited Obligation Revenue, Ford Motor Co., 7.1%, 2/1/2006	125,000	125,095
Michigan, Strategic Fund, Limited Obligation Revenue, United Jewish Project, 5.75%, 1/1/2012, Bank One NA (c)	1,400,000	1,399,916
		8,452,398
Minnesota 0.6%
Cambridge, MN, Mortgage Revenue, Health Care Center, Series A, 5.4%, 11/20/2005	25,000	25,026
Coon Rapids, MN, Multi-Family Housing Revenue, Brown Meadow Manor, Series A, AMT, 3.875%, 7/1/2014	880,000	854,067
Minnesota, Higher Education Facilities Authority Revenue, Carleton College, 5.625%, 3/1/2007	135,000	136,112
Minnesota, Single Family Housing Revenue, Housing Finance Agency, 5.2%, 1/1/2017	1,665,000	1,698,034
Monticello, MN, School District #882, 5.4%, 2/1/2015 (a)	1,500,000	1,507,620
		4,220,859
Mississippi 0.3%
Corinth & Alcorn County, MS, Hospital Revenue, Magnolia Regional Health Center, Series A, 5.0%, 10/1/2008	1,105,000	1,114,702
Mississippi, Business Finance Corp., Wesley Manor Retirement Community, 6.4%, 11/20/2007 (b)	10,000	10,135
Mississippi, Single Family Housing Revenue, AMT, 6.3%, 6/1/2031	895,000	933,897
		2,058,734
Missouri 3.7%
Brentwood, MO, Tax Increment Revenue, 4.7%, 4/1/2019 (a)	380,000	385,347
Des Peres, MO, Sales & Special Tax Revenue, Tax Increment, Series B, 4.4%, 4/15/2014	1,195,000	1,195,729
Jackson County, MO, Hospital & Healthcare Revenue, St. Joseph Hospital, ETM, 7.5%, 6/1/2010	1,065,000	1,159,348
Kansas City, MO, Core City General Obligation, Streetlight Project, Series A, 5.75%, 2/1/2012	100,000	109,666
Kansas City, MO, Industrial Development Authority, Multi-Family Housing Revenue, 2.71%*, 11/1/2030	15,900,000	15,900,000
Missouri, Development Finance Board, Greater St. Louis Project, 4.9%, 9/1/2010, Bank of America NA (c)	685,000	706,139
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series B, 4.6%, 3/1/2007 (a) (b)	70,000	69,237
Missouri, Housing Development Community, Single Family Mortgage, Series C, 6.55%, 9/1/2028	180,000	188,303
Missouri, Housing Development Community, Single Family Mortgage, AMT, 7.45%, 9/1/2031	230,000	236,203
Missouri, Single Family Housing Revenue, Housing Development, Series B-2, AMT, 5.75%, 3/1/2019	15,000	15,290
Missouri, Single Family Housing Revenue, Housing Development Community Mortgage:
Series C, AMT, 7.25%, 9/1/2026	235,000	237,794
Series A-2, AMT, 7.3%, 3/1/2028	365,000	368,234
Missouri, State Housing Development, Commission Single Family Mortgage Revenue, Homeownership Loan Program, Series C, AMT, 5.6%, 9/1/2035	2,875,000	3,062,651
St. Charles County, MO, Industrial Development Authority, Health Care Facilities Revenue, Garden View Care Center Project, AMT, 5.4%, 11/15/2016, US Bank NA (c)	1,480,000	1,510,459
St. Louis County, MO, Single Family Mortgage, 9.25%, 10/1/2016 (a)	5,000	5,056
		25,149,456
Montana 0.3%
Great Falls, MT, Multi-Family Housing Revenue, Autumn Run Apartments Projects, AMT, 4.9%, 1/1/2038 US Bank NA (c)	1,975,000	2,018,647
Nebraska 0.7%
Clay County, NE, Industrial Development Revenue, Hybrids Cooperative Project, AMT:
4.75%, 3/15/2009, US Bank NA (c)	815,000	832,131
5.25%, 3/15/2014, US Bank NA (c)	1,610,000	1,641,508
Fillmore County, NE, Industrial Development Revenue, Omalley Grain, Inc. Project, AMT:
4.4%, 12/1/2005, US Bank NA (c)	170,000	170,111
4.5%, 12/1/2006, US Bank NA (c)	175,000	175,791
4.6%, 12/1/2007, US Bank NA (c)	185,000	185,786
4.7%, 12/1/2008, US Bank NA (c)	190,000	190,815
5.0%, 12/1/2010, US Bank NA (c)	45,000	45,234
5.0%, 12/1/2011, US Bank NA (c)	180,000	180,779
5.1%, 12/1/2012, US Bank NA (c)	135,000	135,529
5.2%, 12/1/2013, US Bank NA (c)	195,000	195,731
Nebhelp, Inc., NE, Student Loan Program, AMT, 5.875%, 6/1/2014 (a)	1,345,000	1,347,986
		5,101,401
Nevada 1.4%
Clark County, NV, Industrial Development Revenue, Nevada Power Company, 7.2%, 10/1/2022 (a)	6,630,000	6,933,522
Nevada, Housing Division, Multi Unit Housing Revenue:
Series C-2, AMT, 5.2%, 4/1/2030	415,000	417,536
Series B-1, 5.25%, 10/1/2017	660,000	662,468
Nevada, Housing Division, Single Family Mortgage, Series A, AMT, 5.15%, 10/1/2014	100,000	101,641
Nevada, Single Family Housing Revenue, Housing Division, Series A-2, AMT, 5.2%, 10/1/2018	340,000	340,843
Washoe, NV, Housing Finance Corp., Multi-Family Revenue, Golden Apartments II, 6.875%, 7/1/2021 (a)	40,000	40,062
Washoe, NV, Public Safety Training, 4.875%, 9/1/2010 (a)	1,055,000	1,067,027
		9,563,099
New Hampshire 0.0%
New Hampshire, Housing Finance Authority, AMT, 6.125%*, 1/1/2018, Landesbank Hessen-Thuringen (c)	50,000	50,159
New Jersey 1.3%
Gloucester County, NJ, Public Improvement Authority, Electric Mobility Project, AMT:
4.7%, 11/1/2005	105,000	105,000
4.75%, 11/1/2006	110,000	111,695
4.8%, 11/1/2007	115,000	118,173
5.0%, 11/1/2008	125,000	129,647
5.0%, 11/1/2010	215,000	221,964
Keansburg, NJ, Elderly Housing Mortgage Revenue, HUD Section 8, 5.625%, 3/1/2011	300,000	301,389
Livingston, NJ, School District Revenue, Board of Education, 144A, 3.8%, 8/1/2014	1,134,768	1,135,256
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.0%, 6/15/2008	2,150,000	2,218,886
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series F, 5.0%, 6/15/2009	2,000,000	2,102,540
Series I, 5.0%, 9/1/2009	1,500,000	1,578,345
New Jersey, State General Obligation, Educational Facilities Authority Revenue, Series B, 5.0%, 7/1/2008 (a)	665,000	681,306
		8,704,201
New Mexico 0.8%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, AMT, 144A, 6.5%, 1/1/2018	403,100	406,273
New Mexico, Student Loans Revenue, Series IV-B, AMT, 7.45%, 3/1/2010	1,000,000	1,022,480
New Mexico, Student Loans Revenue, Educational Assistance, Series IV-A1, AMT, 6.7%, 3/1/2006	3,730,000	3,768,083
		5,196,836
New York 7.8%
Hempstead, NY, Higher Education Revenue, 4.2%, 2/1/2008	240,000	243,499
New York, Port Authority Revenue, Series 6, AMT, 6.0%, 12/1/2006 (a)	740,000	760,602
New York, State Dormitory Authority Revenue, Mental Health Services, Series B, Prerefunded, 5.125%, 8/15/2021 (a)	2,120,000	2,175,586
New York, State General Obligation, Series C, 5.375%, 10/1/2011 (a)	1,000,000	1,011,970
New York, Tobacco Settlement Financing Corp.:
Series A-1, 5.0%, 6/1/2010	10,000	10,032
Series C-1, 5.25%, 6/1/2013	14,595,000	15,214,704
New York, Urban Development Corp. Revenue, Correctional Capital Facilities, Series 6, Prerefunded, 5.625%, 1/1/2017	8,950,000	9,169,543
New York City, NY, Transitional Finance Authority, Series A-1, 5.0%, 11/1/2015	2,865,000	3,091,392
New York, NY, General Obligation:
Series E, 5.0%, 11/1/2009	5,000,000	5,265,850
Series G, 5.0%, 12/1/2012	6,000,000	6,373,560
Series G, 5.0%, 12/1/2015	3,060,000	3,232,982
Series I, Prerefunded, 5.875%, 3/15/2012	1,945,000	1,995,512
Series C, ETM, 7.25%, 2/1/2006 (a)	575,000	581,227
New York, NY, Higher Education Revenue, Dormitory Authority, Series A, 5.25%, 5/15/2013	585,000	630,203
New York, NY, Hospital & Healthcare Revenue, Dormitory Authority, 5.25%, 7/1/2012 (a)	3,000,000	3,164,070
		52,920,732
North Carolina 1.4%
North Carolina, General Obligation, Public Improvement, Series A, 5.0%, 3/1/2006	1,000,000	1,006,960
North Carolina, Housing Finance Agency, Home Ownership, Series 22-A, AMT, 5.5%, 7/1/2036	3,660,000	3,886,554
Wake County, NC, General Obligation, Series B, 4.5%, 2/1/2006	4,820,000	4,839,425
		9,732,939
North Dakota 0.0%
Minot, ND, Health Care Facilities, ETM, 6.5%, 9/1/2007	70,000	72,621
Ohio 1.8%
Bowling Green, OH, Multi-Family Revenue, Village Apartments, 4.75%, 9/20/2011	240,000	246,847
Cuyahoga County, OH, Industrial Development Revenue, Chippewa, 6.6%, 8/1/2015	250,000	255,443
Cuyahoga County, OH, Multi-Family Housing Revenue, Series A, AMT, 3.6%, 10/20/2013	2,105,000	2,049,407
Dayton, OH, Hospital Revenue, Good Samaritan, ETM, 6.0%, 12/1/2005	70,000	70,181
Franklin County, OH, Multi-Family Revenue, Lincoln Park Project, AMT, 5.65%, 4/20/2013	285,000	300,581
Hancock County, OH, Multi-Family Revenue, Crystal Glen Apartments, Series C, AMT, 5.05%, 1/1/2010, Federal Home Loan Bank (c)	915,000	932,888
Lima, OH, Hospital & Healthcare Revenue, ETM, 7.5%, 11/1/2006	85,000	86,805
Mason, OH, Health Care Facilities, MCV Health Care Facilities Project, 5.25%, 2/20/2020	45,000	46,773
Middletown, OH, Improvement Revenue, ETM, 6.375%, 4/1/2006	15,000	15,215
Ohio, Building Authority, Astro Instrumentation LLC, AMT:
5.0%, 6/1/2015	485,000	498,090
5.45%, 6/1/2022	660,000	690,710
Ohio, Higher Education Revenue, Higher Educational Facilities, 2.3%, 11/15/2006	250,000	246,898
Ohio, Housing Finance Agency, Single Family Mortgage Revenue, Series A, 5.75%, 4/1/2016 (a)	255,000	255,260
Ohio, Industrial Development Revenue, Economic Development:
Series 4, AMT, 6.15%, 12/1/2005	145,000	145,283
Series 4, AMT, 6.2%, 6/1/2006	150,000	151,790
Ohio, Major State Infrastructure Revenue, Series 1, 5.0%, 6/15/2006	6,000,000	6,073,800
Ohio, Water & Sewer Revenue, ETM, 7.25%, 12/1/2008 (a)	390,000	412,210
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	25,000	25,789
		12,503,970
Oklahoma 0.1%
Bryan County, OK, Economic Development Revenue Authority, Single Family Mortgage, Series A, 8.6%, 7/1/2010	35,000	30,426
Comanche County, OK, Home Finance Authority Mortgage Revenue, Multi-Family FHA Diplomat, 5.2%, 12/1/2013	560,000	586,208
Tulsa, OK, Industrial Revenue Authority, Hillcrest Medical Center, ETM, 6.5%, 4/1/2007	240,000	246,751
		863,385
Oregon 0.7%
Oregon, Public Housing Revenue, Housing & Community Services Department, Series A, AMT, 4.0%, 8/1/2016	1,955,000	1,894,180
Portland, OR, Multi-Family Housing Authority Revenue:
AMT, 6.125%, 5/1/2017, US National Bank of Oregon (c)	1,545,000	1,570,848
AMT, 6.3%, 5/1/2029, US National Bank of Oregon (c)	1,000,000	1,017,680
		4,482,708
Pennsylvania 7.8%
Allegheny County, PA, Higher Education Revenue, Series A, 4.65%, 11/15/2005 (a)	125,000	125,064
Allegheny County, PA, Hospital Development Authority:
5.15%, 12/1/2009 (a)	2,675,000	2,731,764
5.2%, 12/1/2010 (a)	5,000,000	5,108,400
Allegheny County, PA, Residential Finance Mortgage Revenue Authority, Single Family Mortgage, Series DD-2, AMT, 4.8%, 11/1/2007	95,000	97,318
Allentown, PA, Hospital Authority, ETM, 8.0%, 3/1/2009	105,000	113,504
Beaver County, PA, Industrial Development & Pollution Control Revenue Authority, 6.0%, 5/1/2007	125,000	126,888
Cambria County, PA, County General Obligation, Series A, 6.2%, 8/15/2021 (a)	35,000	35,434
Chester County, PA, Hospital Authority, ETM, 7.5%, 7/1/2009	15,000	16,127
Chester, PA, Core City General Obligation, Series B, 5.8%, 12/1/2013 (a)	1,150,000	1,203,671
Delaware County, PA, College Revenue Authority, Series A, 5.15%, 10/1/2013 (a)	300,000	307,446
Delaware County, PA, College Revenue Authority, Eastern College, Series B:
4.75%, 10/1/2006	200,000	201,596
4.85%, 10/1/2007	205,000	208,208
4.95%, 10/1/2008	345,000	352,945
Delaware County, PA, Hospital & Healthcare Revenue, Dunwoody Village, Series B, 3.5%, 4/1/2034	250,000	248,338
Delaware County, PA, Senior Care Revenue, Elwyn Inc., Project, 6.0%, 6/1/2011 (a)	2,750,000	2,861,595
Delaware County, PA, Water & Sewer Revenue, Industrial Development Authority, Series B, AMT, 3.75%, 6/1/2010 (a)	935,000	931,784
Fayette County, PA, Hospital Authority, Uniontown Hospital:
5.55%, 6/15/2008 (a)	1,070,000	1,104,978
5.65%, 6/15/2009 (a)	1,135,000	1,171,944
Langhorne, PA, Hospital Revenue, Franciscan Health, St. Mary's Hospital Authority, Series A, 7.0%, 6/15/2015 (a)	1,770,000	1,808,498
Lehigh County, PA, Hospital & Healthcare Revenue, General Purpose Authority, 5.3%, 11/15/2005 (a)	565,000	565,525
McCandless, PA, Sanitation Authority Sewer Revenue, ETM, 6.75%, 11/15/2005	70,000	70,107
Pennsylvania, Economic Development Financing Revenue Authority, Dr. Gertrude A. Barber Center Inc., 6.15%, 12/1/2020 (a)	1,000,000	1,001,960
Pennsylvania, Financing Authority Revenue, AMT, 5.0%, 6/1/2010 (a)	2,170,000	2,222,080
Pennsylvania, Greater Latrobe School Authority, School Building Revenue, Prerefunded, 5.25%, 4/1/2016 (a)	3,850,000	4,184,526
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, 6.35%, 4/1/2006	285,000	288,012
Pennsylvania, Higher Educational Facilities Authority Revenue, Association of Independent Colleges, Series K-1, 4.0%*, 11/1/2022, Allied Irish Bank PLC (c)	250,000	250,093
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of The Arts:
5.2%, 3/15/2010 (a)	245,000	245,267
5.25%, 3/15/2011 (a)	265,000	265,270
5.3%, 3/15/2012 (a)	265,000	265,254
Pennsylvania, Higher Educational Facilities Authority, Health Sciences Revenue:
5.0%, 11/15/2005 (a)	1,010,000	1,010,747
5.0%, 11/15/2006 (a)	490,000	498,232
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	80,000	80,754
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, 5.15%, 9/15/2006 (a)	345,000	345,507
Pennsylvania, Housing Finance Agency, Single Family Mortgage:
Series 65A, AMT, 4.8%, 10/1/2022	65,000	65,109
Series 90A, AMT, 5.0%, 10/1/2035	2,500,000	2,593,125
Pennsylvania, State General Obligation, Intergovernmental Cooperative Authority, 2.72%*, 6/15/2022 (a)	7,280,000	7,280,000
Pennsylvania, State Higher Education Facilities Authority Revenue, Independent Colleges & University, Series H8, 5.0%, 5/1/2011, Allied Irish Bank PLC (c)	1,640,000	1,653,956
Pennsylvania, TJUH System Project, 6.0%, 1/11/2011 (b)	1,158,683	1,148,208
Philadelphia, PA, Industrial Development Revenue, Authority for Individual Development Senior Living Revenue:
Series A, 4.7%, 7/1/2013	320,000	318,413
Series C, 4.7%, 7/1/2013	305,000	303,487
Series E, 4.7%, 7/1/2013	365,000	363,190
Philadelphia, PA, Multi-Family Housing Revenue, Series B, AMT, 4.5%, 10/1/2013	1,270,000	1,232,484
Pittsburgh, PA, General Obligation:
Series A, 5.0%, 9/1/2012 (a)	3,000,000	3,208,200
Series 2012, 2013 & 2014, Prerefunded, 5.5%, 9/1/2012 (a)	2,000,000	2,084,160
Pittsburgh, PA, Industrial Development Revenue, Urban Redevelopment Authority Series A:
144A, 5.75%, 12/1/2006, PNC Bank (c)	445,000	450,567
144A, 6.0%, 12/1/2011, PNC Bank (c)	550,000	551,128
Wayne Pike, PA, Joint School Authority, ETM, 6.0%, 12/1/2007 (a)	330,000	330,452
Wilkes-Barre, PA, General Municipal Authority, Misericordia College, Series B, 7.75%, 12/1/2012	35,000	35,111
York County, PA, Hospital & Healthcare Revenue, Lutheran Social Services, 5.8%, 4/1/2006	500,000	503,360
York County, PA, Housing Redevelopment Mortgage Corp., Series A, 6.875%, 11/1/2009	570,000	570,775
		52,740,561
South Carolina 0.3%
South Carolina, Economic Development Authority Revenue, Caterpillar, Inc. Project, AMT, 5.05%, 6/1/2008	500,000	509,120
South Carolina, Electric Revenue, Public Services Authority, Series A, Prerefunded, 6.25%, 1/1/2022 (a)	1,500,000	1,538,310
South Carolina, Housing Finance & Department Authority, Runway Bay Apartments Projects, 5.5%, 12/1/2005	60,000	60,068
		2,107,498
South Dakota 0.3%
South Dakota, Health & Educational Facilities Authority, Rapid City Regional Hospital Project, ETM, 7.75%, 9/1/2007	75,000	79,070
South Dakota, Hospital & Healthcare Revenue, 5.4%, 8/1/2013 (a)	1,130,000	1,188,432
South Dakota, Public Housing Revenue, Housing Development Authority, Series B, 5.25%, 5/1/2017	435,000	448,159
		1,715,661
Tennessee 0.7%
Bristol, TN, Health & Educational Revenue, ETM, 6.9%, 1/1/2007	125,000	127,862
Nashville & Davidson County, TN, General Obligation, Metropolitan Government, Series A, 5.125%, 11/15/2007	4,560,000	4,702,044
Sullivan County, TN, Health Educational & Housing Facilities Board, Multi-Family Housing Authority, Maple Oaks Apartment Project, AMT, 3.0%, 12/1/2009	215,000	209,619
		5,039,525
Texas 11.7%
Austin, TX, General Obligation, 5.0%, 9/1/2010	6,000,000	6,217,680
Bexar County, TX, Single Family Housing Revenue, Single Family Mortgage, Series C, 5.5%, 3/1/2019 (b)	743,500	742,942
Harris County, TX, Hospital & Healthcare Revenue, 7.4%, 2/15/2010 (a)	2,375,000	2,581,649
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Series A, 6.0%, 6/1/2009 (a)	210,000	226,720
Harris County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series A, 7.75%, 9/1/2014	20,000	20,049
Lewisville, TX, Core City General Obligation, Combination Contract, 144A, 4.75%, 9/1/2012 (a)	2,255,000	2,337,510
Port Arthur, TX, Housing Finance Corp. Mortgage Revenue, UDAG Project, Series A, 6.4%, 1/1/2028	820,000	837,753
Tarrant County, TX, Multi-Family Housing Revenue, Housing Financial Corp., Series A, AMT, 3.7%, 12/20/2013	1,020,000	982,189
Tarrant County, TX, Public Housing Revenue, Housing Financial Corp., Series A, AMT, 3.85%, 1/20/2013	1,050,000	1,043,101
Texas, Affordable Housing Corp., Multi-Family Housing Revenue, American Opportunity Housing Portfolio, 4.05%, 9/1/2007 (a)	1,640,000	1,641,050
Texas, Affordable Housing Corp., Multi-Family Housing Revenue, Arborstone/Baybrook Oaks, Series A, 4.0%, 11/1/2006	690,000	663,056
Texas, Multi-Family Housing Revenue, Wintergreen Project, AMT, 4.85%, 9/20/2012	150,000	155,418
Texas, Sabine River Authority, Series A, 6.875%, 9/1/2008	500,000	505,545
Texas, State Department Housing & Community Affairs, Volente Project, AMT, 5.0%, 7/1/2008	395,000	401,446
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	60,000,000	60,681,000
Texas, Trinity River Authority, Pollution Control Revenue, Texas Instruments, Inc. Project, AMT, 6.2%, 3/1/2020	60,000	61,483
Travis County, TX, Housing Finance Corp., Multi-Family Housing Revenue, Broadmoor Apartments Project, AMT, 5.7%, 6/1/2006 (a)	725,000	731,489
		79,830,080
Utah 1.6%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (a)	250,000	266,823
Utah, Housing Finance Agency, Single Family Mortgage:
Series A-2, Class III, AMT, 5.05%, 7/1/2012	75,000	75,212
Series A-2, Class III, AMT, 5.2%, 7/1/2011	100,000	100,241
Series B-2, Class III, AMT, 5.25%, 7/1/2011	110,000	110,228
Series A-2, Class II, AMT, 5.4%, 7/1/2016	135,000	135,383
Series C, Class III, AMT, 6.25%, 7/1/2014	325,000	326,397
Utah, Single Family Housing Revenue, Series D-2, AMT, 5.0%, 7/1/2018	1,300,000	1,334,359
Utah, Single Family Housing Revenue, Mortgage Revenue, Series G, AMT, 4.875%, 1/1/2019	2,615,000	2,608,541
Utah, Single Family Housing Revenue, Single Family Mortgage, AMT, 3.875%, 7/1/2014	2,405,000	2,374,913
Utah, State General Obligation, Series F, Prerefunded, 5.0%, 7/1/2011	3,405,000	3,510,555
		10,842,652
Vermont 0.3%
Vermont, Housing Finance Agency, Single Family, Series 23, AMT, 5.0%, 5/1/2034 (a)	2,000,000	2,069,600
Virginia 3.3%
Franklin, VA, Core City General Obligation, 4.875%, 10/1/2008 (b)	265,000	264,981
Harrisonburg, VA, Redevelopment & Housing Authority, Multi-Family Housing Revenue, 0.88%*, 8/1/2032	3,800,000	3,800,000
Newport News, VA, School District Revenue Lease, School Board:
2.5%, 11/1/2005	750,000	750,000
2.5%, 11/1/2006	790,000	782,321
3.0%, 11/1/2007	835,000	825,289
3.2%, 11/1/2008	885,000	871,114
3.2%, 11/1/2009	940,000	914,827
3.3%, 11/1/2010	995,000	961,787
3.5%, 11/1/2011	1,055,000	1,023,382
3.65%, 11/1/2012	1,125,000	1,087,144
3.75%, 11/1/2013	1,195,000	1,145,826
4.0%, 11/1/2014	1,270,000	1,229,093
4.1%, 11/1/2015	1,930,000	1,866,870
Pulaski, VA, Hospital & Healthcare Revenue, ETM, 6.375%, 10/1/2007	35,000	36,480
Suffolk, VA, Redevelopment & Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, 5.25%, 10/1/2018 (a)	1,425,000	1,469,474
Virginia, Commonwealth Transportation Board Revenue, US Rte. 58 Corridor Development Project, Series B, 5.375%, 5/15/2012	4,700,000	5,058,469
Virginia, Water & Sewer Systems Revenue, Series B, 8.7%, 11/1/2011	275,000	276,298
		22,363,355
Washington 1.3%
King County, WA, Public Housing Revenue, Series A, 5.05%, 7/1/2013 (a)	3,400,000	3,446,036
Washington, General Obligation, Series A, 5.75%, 7/1/2013	4,275,000	4,351,950
Washington, Housing Finance Authority, Nonprofit Housing Revenue, Series B, 5.1%, 7/1/2010, US Bank NA (c)	60,000	61,264
Washington, Housing Finance, Single Family Program, Series 4N, 5.55%, 12/1/2016	10,000	10,021
Washington, Public Power Supply, System Nuclear Project No. 2 Revenue, Series A, 5.6%, 7/1/2009 (a)	1,000,000	1,035,880
		8,905,151
West Virginia 1.7%
West Virginia, School Building Authority Revenue, Capital Improvements, 5.6%, 7/1/2015 (a)	10,915,000	11,519,582
Wood County, WV, Building Community, St. Joseph's Hospital Parkersburg, ETM, 6.625%, 1/1/2006 (a)	230,000	231,437
		11,751,019
Wisconsin 2.0%
Milwaukee, WI, Sewer District, Series A, 5.5%, 10/1/2010	4,615,000	4,802,369
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series D, AMT, 4.875%, 3/1/2036	3,840,000	3,965,107
Wisconsin, State Clean Water Revenue, Series 1, Prerefunded, 5.3%, 6/1/2011	2,240,000	2,315,690
Wisconsin, State Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc., 5.25%, 8/15/2017 (a)	2,125,000	2,222,559
		13,305,725
Total Municipal Bonds and Notes (Cost $649,089,049)		648,565,383

Municipal Inverse Floating Rate Notes 0.9%
California 0.2%
California, State General Obligation, Series PA-1292, 144A, 6.23%**, 2/1/2015, Leverage Factor at purchase date: 10 to 1 (a)	115,000	1,104,091
Connecticut 0.2%
Connecticut, State General Obligation, Series 1144, 144A, 7.04%**, 12/1/2016, Leverage Factor at purchase date: 5 to 1 (a)	1,000,000	1,701,350
New York 0.2%
New York, NY, General Obligation, Series PA-1291, 144A, 8.86%**, 3/1/2016, Leverage Factor at purchase date: 10 to 1 (a)	365,000	1,159,116
Pennsylvania 0.1%
Philadelphia, PA, School District, Series PA-1294, 144A, 8.69%**, 8/1/2017, Leverage Factor at purchase date: 9 to 1 (a)	500,000	1,097,000
Texas 0.2%
San Antonio, TX, Independent School District, Series R-368, 9.71%**, 2/15/2013, Leverage Factor at purchase date: 7 to 1	500,000	1,156,749
Total Municipal Inverse Floating Rate Notes (Cost $7,434,829)		6,218,306

Open Ended Investment Company 2.8%
BlackRock Liquidity Funds MuniCash Portfolio, 4.0% (Cost $19,198,717)	19,198,717	19,198,717
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $675,722,595)+	99.1	673,982,406
Other Assets and Liabilities, Net	0.9	6,066,074
Net Assets	100.0	680,048,480

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2005.

** Yield at purchase; not a coupon rate.

+ The cost for federal income tax purposes was $675,740,366. At October 31, 2005, net unrealized depreciation for all securities based on tax cost was $1,757,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,010,874 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,768,834.

(a) Bond is insured by one of these companies:

As a % of Total Investment Portfolio
American Capital Access	2.0
American Municipal Bond Assurance Corp.	8.6
Bond Investors Guaranty Insurance	0.3
College Construction Loan Insurance Association	0.8
Financial Guaranty Insurance Company	3.8
Financial Security Assurance, Inc.	3.8
Municipal Bond Insurance Association	8.3
RADIAN Asset Assurance Incorporated	1.6
XL Capital Assurance	0.1

(b) Taxable issue

(c) Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At October 31, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
3/7/2006 3/7/2012	59,000,000+	Fixed — 4.435%	Floating — 3 month LIBOR	1,722,497
4/15/2006 4/15/2015	7,300,000+++	Fixed — 4.957%	Floating — 3 month LIBOR	72,057
4/13/2006 4/13/2016	7,000,000+++	Fixed — 5.107%	Floating — 3 month LIBOR	7,068
6/6/2006 6/6/2016	6,700,000++	Fixed — 4.437%	Floating — 3 month LIBOR	348,045
4/21/2006 4/21/2017	6,300,000+++	Fixed — 4.871%	Floating — 3 month LIBOR	143,641
6/6/2006 6/6/2017	6,750,000+++	Fixed — 4.476%	Floating — 3 month LIBOR	373,876
Total net unrealized appreciation				2,667,184

Counterparties:

+ Citigroup

++ Morgan Stanley & Co., Inc.

+++ Merrill Lynch & Co.

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments in securities, at value (cost $675,722,595)	$ 673,982,406
Receivable for investments sold	2,786,239
Receivable for Fund shares sold	4,105,012
Interest receivable	8,387,225
Net unrealized appreciation on interest rate swaps	2,667,184
Other assets	30,096
Total assets	691,958,162
Liabilities
Due to custodian bank	248
Payable for investments purchased	9,650,190
Dividends payable	291,305
Payable for Fund shares redeemed	1,427,584
Accrued investment advisory fee	238,783
Other accrued expenses and payables	301,572
Total liabilities	11,909,682
Net assets, at value	$ 680,048,480
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(291,382)
Net unrealized appreciation (depreciation) on: Investments	(1,740,189)
Interest rate swaps	2,667,184
Accumulated net realized gain (loss)	(6,646,168)
Paid-in capital	686,059,035
Net assets, at value	$ 680,048,480

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net assets applicable to shares outstanding	$ 131,440,114
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	12,786,335
Net Asset Value and redemption price(a) per share	$ 10.28
Maximum offering price per share (100 ÷ 98.00 of $10.28)	$ 10.49
Class B Net assets applicable to shares outstanding	$ 5,304,566
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	516,257
Net Asset Value, offering and redemption price(a) per share	$ 10.28
Class C Net assets applicable to shares outstanding	$ 50,753,685
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	4,940,864
Net Asset Value, offering and redemption price(a) per share	$ 10.27
Investment Class Net assets applicable to shares outstanding	$ 287,255,995
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	27,956,506
Net Asset Value, offering and redemption price(a) per share	$ 10.28
Class S Net assets applicable to shares outstanding	$ 1,753,262
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	170,660
Net Asset Value, offering and redemption price(a) per share	$ 10.27
Institutional Class Net assets applicable to shares outstanding	$ 203,540,858
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	19,802,011
Net Asset Value, offering and redemption price(a) per share	$ 10.28

The accompanying notes are an integral part of the financial statements.

(a) Redemption price per shares held less than 15 days is equal to net asset value less a 2% redemption fee.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Interest	$ 23,336,267
Expenses: Investment advisory fee	2,901,897
Administration fee	872,005
Custodian fees	25,495
Distribution service fee	1,092,950
Auditing	55,836
Legal	27,968
Trustees' fees and expenses	26,638
Reports to shareholders	55,590
Registration fees	86,215
Other	164,876
Total expenses, before expense reductions	5,309,470
Expense reductions	(130,776)
Total expenses, after expense reductions	5,178,694
Net investment income	18,157,573
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(963,478)
Interest rate swaps	258,000
(705,478)
Net unrealized appreciation (depreciation) during the period on: Investments	(6,518,398)
Interest rate swaps	3,243,184
(3,275,214)
Net gain (loss) on investment transactions	(3,980,692)
Net increase (decrease) in net assets resulting from operations	$ 14,176,881

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income	$ 18,157,573	$ 21,343,681
Net realized gain (loss) on investment transactions	(705,478)	(1,892,728)
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,275,214)	273,445
Net increase (decrease) in net assets resulting from operations	14,176,881	19,724,398
Distributions to shareholders from: Net investment income: Class A	(3,371,555)	(3,601,937)
Class B	(103,661)	(111,935)
Class C	(1,005,696)	(1,243,838)
Investment Class	(7,142,454)	(6,102,878)
Class S	(15,666)	—
Institutional Class	(6,572,686)	(10,751,755)
Fund share transactions: Proceeds from shares sold	239,375,436	543,381,708
Reinvestment of distributions	9,625,417	12,324,950
Cost of shares redeemed	(405,196,775)	(629,711,104)
Redemption fees	9,953	—
Net increase (decrease) in net assets from Fund share transactions	(156,185,969)	(74,004,446)
Increase (decrease) in net assets	(160,220,806)	(76,092,391)
Net assets at beginning of period	840,269,286	916,361,677
Net assets at end of period (including accumulated distributions in excess of net investment income of $291,382 and $331,399, respectively)	$ 680,048,480	$ 840,269,286

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 10.36	$ 10.40
Income from investment operations: Net investment income	.25[b]	.25[b]	.18
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.03)	(.04)
Total from investment operations	.20	.22	.14
Less distributions from: Net investment income	(.25)	(.25)	(.18)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 10.28	$ 10.33	$ 10.36
Total Return (%)[c]	1.97[d]	2.20[d]	1.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131	159	126
Ratio of expenses before expense reductions (%)	.83	.81	.80*
Ratio of expenses after expense reductions (%)	.80	.80	.80*
Ratio of net investment income (loss) (%)	2.42	2.43	2.34*
Portfolio turnover rate (%)	35	38	34*

[a] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.17[b]	.17[b]	.12
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.01)	(.05)
Total from investment operations	.13	.16	.07
Less distributions from: Net investment income	(.18)	(.18)	(.12)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 10.28	$ 10.33	$ 10.35
Total Return (%)[c]	1.23[d]	1.46	.81**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	6
Ratio of expenses before expense reductions (%)	1.55	1.55	1.54*
Ratio of expenses after expense reductions (%)	1.55	1.55	1.54*
Ratio of net investment income (%)	1.67	1.68	1.61*
Portfolio turnover rate (%)	35	38	34*

[a] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 10.35	$ 10.40
Income from investment operations: Net investment income	.17[b]	.17[b]	.12
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.01)	(.05)
Total from investment operations	.12	.16	.07
Less distributions from: Net investment income	(.18)	(.18)	(.12)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 10.27	$ 10.33	$ 10.35
Total Return (%)[c]	1.13	1.55	.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	71	66
Ratio of expenses (%)	1.55	1.55	1.54*
Ratio of net investment income (%)	1.67	1.68	1.61*
Portfolio turnover rate (%)	35	38	34*

[a] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 10.34	$ 10.33	$ 10.32	$ 10.16
Income from investment operations:
Net investment income	.27[a]	.28[a]	.29	.39	.44
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.02)	.01	.01	.16
Total from investment operations	.22	.26	.30	.40	.60
Less distributions from: Net investment income	(.27)	(.27)	(.29)	(.39)	(.44)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 10.28	$ 10.33	$ 10.34	$ 10.33	$ 10.32
Total Return (%)	2.25	2.38	3.06[b]	3.93[b]	6.03[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	287	268	177	50	6
Ratio of expenses before expense reductions (%)	.62	.56[c]	.75	.85	.87
Ratio of expenses after expense reductions (%)	.62	.56[c]	.71	.80	.80
Ratio of net investment income (%)	2.60	2.67	2.76	3.59	3.95
Portfolio turnover rate (%)	35	38	34	34	63

[a] Based on average shares outstanding during the period.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] The expense ratio includes a one-time adjustment. Without the effect of this adjustment the expense ratio would have been 0.64%.

* Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.30
Income from investment operations: Net investment income[b]	.19
Net realized and unrealized gain (loss) on investment transactions	(.04)
Total from investment operations	.15
Less distributions from: Net investment income	(.18)
Redemption fees	.00***
Net asset value, end of period	$ 10.27
Total Return (%)[c]	1.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	.84*
Ratio of expenses after expense reductions (%)	.71*
Ratio of net investment income (%)	2.72*
Portfolio turnover rate (%)	35

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.33	$ 10.35	$ 10.34	$ 10.33	$ 10.16
Income from investment operations:
Net investment income	.27[a]	.28[a]	.31	.41	.47
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.01)	.01	.01	.17
Total from investment operations	.23	.27	.32	.42	.64
Less distributions from: Net investment income	(.28)	(.29)	(.31)	(.41)	(.47)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 10.28	$ 10.33	$ 10.35	$ 10.34	$ 10.33
Total Return (%)[b]	2.22	2.52	3.14	4.29	6.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	336	542	317	155
Ratio of expenses before expense reductions (%)	.58	.56	.56	.60	.62
Ratio of expenses after expense reductions (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.67	2.68	2.92	3.88	4.60
Portfolio turnover rate (%)	35	38	34	34	63
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Short-Term Municipal Bond Fund (the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares are not subject to initial or contingent deferred sales charges. On February 28, 2005, the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $6,628,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,488,000), October 31, 2010 ($506,000), October 31, 2011 ($2,026,000), October 31, 2012 ($1,897,000) and October 31, 2013 ($711,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (6,628,000)
Net unrealized appreciation (depreciation) on investments	$ (1,757,960)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Year Ended October 31, 2005 Tax-exempt income:	$ 18,042,780
Ordinary income*:	168,938
Year Ended October 31, 2004: Tax-exempt income:	$ 20,771,959
Ordinary income*:	908,849

* For tax purposes short-term capital gains distributions are considered ordinary taxable income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $243,635,675 and $346,963,269, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administration Fee") of 0.12% of the average daily net assets for Class A, B, C, Investment Class and Institutional Class shares and 0.37% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly. For the year ended October 31, 2005, the Administration Fee was as follows:

Administration Fee	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 166,517	$ 44,075	$ 1,075
Class B	7,331	188	420
Class C	71,023	—	5,391
Investment Class	327,907	—	27,781
Class S	2,125	733	377
Institutional Class	297,102	70,022	144
	$ 872,005	$ 115,018	$ 35,188

For the year ended October 31, 2005, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annual expenses of the Fund as follows:

Contractual Expense Limits
Class A	.80%
Class B	1.55%
Class C	1.55%
Investment Class	.80%
Class S	.71%
Institutional Class	.55%

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class A	$ 346,910	$ 23,357
Class B	45,819	3,402
Class C	443,891	32,780
	$ 836,620	$ 59,539

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI, or an affiliate, in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class B	$ 13,624	$ 887.22%
Class C	129,389	11,948.22%
Investment Class	113,317	52,789.04%
	$ 256,330	$ 65,624

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $20,212.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares was $38,254 and $28,035, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2005, SDI received $8,783.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $31,800, of which $7,680 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $13,741, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2005, the Fund's custodian fees were reduced by $2,017 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,260,543	$ 43,856,081	10,230,363	$ 105,857,584
Class B	39,340	404,681	266,545	2,752,772
Class C	754,362	7,759,225	3,121,421	32,297,524
Investment Class	12,144,047	124,951,532	18,615,531	192,478,484
Class S*	234,097	2,407,778	—	—
Institutional Class	5,824,856	59,996,139	20,258,841	209,995,344
		$ 239,375,436		$ 543,381,708
Shares issued to shareholders in reinvestment of distributions
Class A	185,414	$ 1,908,620	199,250	$ 2,061,449
Class B	6,992	71,952	7,073	73,136
Class C	61,699	634,799	74,806	773,489
Investment Class	226,555	2,330,562	150,731	1,557,605
Class S*	1,436	14,771	—	—
Institutional Class	453,171	4,664,713	759,133	7,859,271
		$ 9,625,417		$ 12,324,950
Shares redeemed
Class A	(6,997,733)	$ (72,079,546)	(7,252,834)	$ (74,980,250)
Class B	(218,772)	(2,252,275)	(133,201)	(1,376,614)
Class C	(2,714,116)	(27,931,096)	(2,734,694)	(28,253,764)
Investment Class	(10,378,120)	(106,783,418)	(9,913,535)	(102,409,138)
Class S*	(64,873)	(667,788)	—	—
Institutional Class	(18,980,598)	(195,482,652)	(40,830,968)	(422,691,338)
		$ (405,196,775)		$ (629,711,104)
Redemption fees		$ 9,953		$ —
Net increase (decrease)
Class A	(2,551,776)	$ (26,314,688)	3,176,779	$ 32,938,783
Class B	(172,440)	(1,775,642)	140,417	1,449,294
Class C	(1,898,055)	(19,535,049)	461,533	4,817,249
Investment Class	1,992,482	20,504,883	8,852,727	91,626,951
Class S*	170,660	1,755,021	—	—
Institutional Class	(12,702,571)	(130,820,494)	(19,812,994)	(204,836,723)
		$ (156,185,969)		$ (74,004,446)

* For the period from February 28, 2005, (commencement of operations for Class S shares) to October 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder MG Investments Trust and Shareholders of Scudder Short-Term Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Short-Term Municipal Bond Fund at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Of the dividends paid from net investment income for Scudder Short-Term Municipal Bond Fund, for the taxable year ended October 31, 2005, 99% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Management Agreement Approval

The Board of Trustees of the Scudder MG Investments Trust approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") for investment advisory services for the Scudder Short-Term Municipal Bond Fund (the "Fund") in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of the Advisor and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of the Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Institutional Class shares) was higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund, while high, represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar Funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes no fee breakpoints. The Board noted that a future proposal by the Advisor would include a fee schedule that reflects an appropriate level of sharing of any economies of scale.

The total operating expense of the Fund relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class shares) for the year ending December 31, 2004 were equal to the median (2nd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's (Institutional Class shares) performance was in the 1st quartile of the applicable Lipper universe. The Board also observed that the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor's personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire Scudder fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund's shareholders.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004 )

		54
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51
Martin J. Gruber 7/15/37 Trustee since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		51
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005)	51
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy 9/3/46 Trustee since 1993	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder MG Investments Trust of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Institutional and Investment

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SRMAX	SRMBX	SRMCX	MSMSX	MGSMX
CUSIP Number	81116P-725	81116P-717	81116P-691	81116P-675	81116P-683
Fund Number	436	636	736	819	536

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SRMSX
Fund Number	336
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Graham E. Jones. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER SHORT TERM MUNICIPAL BOND FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

             Services that the Fund's Independent Registered Public
                       Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $47,650           $225               $0                $0
--------------------------------------------------------------------------------
2004              $45,700           $185             $5,880              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

             Services that the Fund's Independent Registered Public
            Accounting Firm Billed to the Adviser and Affiliated Fund
                                Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                  $453,907                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed-upon procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005             $0            $197,605               $104,635       $302,240
--------------------------------------------------------------------------------
2004           $5,880             $0                 $1,153,767     $1,159,647
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Short-Term Municipal Bond Fund, a series of
                                    Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Short-Term Municipal Bond Fund, a series of
                                    Scudder MG Investments Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006